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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 20, 1999 in the Registration Statement (Form S-1) and related Prospectus of Vascular Solutions, Inc.

                                       /s/ Ernst & Young LLP

Minneapolis, Minnesota
July 28, 1999